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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 4, 2002






                          Commission File Number 1-5097



                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)




        Wisconsin                                      39-0380010
(State of Incorporation)                  (I.R.S. Employer Identification No.)



5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin                                   53201
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (414) 524-1200



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ITEM 9 REGULATION FD DISCLOSURE

The attached financial data incorporated herein by reference as Exhibit 99.1 and
99.2 is being provided to supplement the fourth quarter and fiscal year-end earnings released on October 23, 2002. A complete set of financial statements for the year ended September 30, 2002 will be included in the Registrant's Annual Report on Form 10-K, which is expected to be filed on December 16, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JOHNSON CONTROLS, INC.


                                           BY:      /s/ Stephen A. Roell
                                                    ----------------------------
                                                    Stephen A. Roell
                                                    Senior Vice President and
                                                    Chief Financial Officer

Date: December 4, 2002


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